DATED: 30 April 2008
Hong Kong/020/063588-00001/JDH/MRH :
L_LIVE_APAC1:530081v3

Amendment and Restatement Agreement

between

Mr Lin Shuipan and Richwise International Investment Group Limited
as Selling Shareholders

Dr Shi Jinlei
as Indemnifier

Elevatech Limited
as Investor

and

Xdlong International Company Limited
as Company

relating to

a Share Purchase Agreement dated 28 March 2008

THIS AGREEMENT is dated 30 April 2008 and made

BETWEEN:

(1)	MR LIN SHUIPAN, (“Founder Shareholder”) holder of PRC passport number G14386872 of No. 103, Qiancanggong Road, Huatingkou Village, Chendai Town, Jinjiang City, Fujian Province, PRC;

(2)
RICHWISE INTERNATIONAL INVESTMENT GROUP LIMITED, (“Richwise”) a company incorporated in the British Virgin Islands having its registered office at Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands;

(3)	DR SHI JINLEI (“Indemnifier”), holder of Hong Kong identity card number R314914(4), whose address is at 2/F, Eton Tower, 8 Hysan Avenue, Causeway Bay, Hong Kong;

(4)	ELEVATECH LIMITED, (“Investor”), a company incorporated in Hong Kong and having its registered office at 68th Floor, Cheung Kong Center, 2 Queen’s Road, Central, Hong Kong; and

(5)
XDLONG INTERNATIONAL COMPANY LIMITED, (“Company”), registered in the Cayman Islands having company number CT-207339 and having its registered office at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands.

Background:

A.
The parties to this Agreement (“Parties”) are parties to a sale and purchase agreement with respect to a certain number of preferred shares in the issued share capital of the Company dated 28 March 2008 (“Share Purchase Agreement”).

B.	The Parties have agreed to amend and restate the Share Purchase Agreement on and subject to the terms of this Agreement.

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT THE PARTIES AGREE as follows:

1.	Interpretation

1.1	The terms of clauses 1.1 and 1.2 of the Share Purchase Agreement shall apply to this Agreement with such changes as are necessary.

2.	Amendments to the Share Purchase Agreement

2.1	With effect from the date of this Agreement, the Share Purchase Agreement is amended and restated by:

(A)	deleting the words struck out in the copy of the Share Purchase Agreement that is annexed to this Agreement as Annexure A; and

(B)	inserting the words which are double underlined in the copy of the Share Purchase Agreement that is annexed to this Agreement as Annexure A.

2.2
With effect from the date of this Agreement, the rights and obligations of the parties to the Share Purchase Agreement shall be governed by the Share Purchase Agreement as amended and restated in the form annexed to this Agreement as Annexure A.

3.	Amendments not to Affect Validity, Rights or Obligations

3.1	Continuing Provisions

The provisions of the Share Purchase Agreement shall, in respect of the period up to the date of this Agreement, continue in full force and effect in accordance with their terms.

3.2	No Prejudice or Discharge

Nothing in this Agreement:

(A)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Share Purchase Agreement before the date of this Agreement; or

(B)	discharges, releases or otherwise affects any liability or obligation arising under the Share Purchase Agreement before the date of this Agreement.

4.	General

4.1
The terms of clauses 13.2, 13.5, 13.7 and 13.8 of the Share Purchase Agreement shall be incorporated into this Agreement and have effect in full as if set out in this Agreement and as if references therein to “this Agreement” are references to this Agreement and such other changes as are necessary.

5.	Law and jurisdiction

5.1
The terms of clause 15 of the Share Purchase Agreement shall be incorporated into this Agreement and have effect in full as if set out in this Agreement and as if references therein to “this Agreement” are references to this Agreement and such other changes as are necessary.

AS WITNESS the hands of the parties or their duly authorised representatives the day and year first above written.

SIGNED by MR LIN SHUIPAN	)

SIGNED by Dr Kenry Shi duly authorised for and on behalf of RICHWISE INTERNATIONAL INVESTMENT GROUP LIMITED	) ) ) )

SIGNED by DR. KENRY SHI	)

SIGNED by Mr Kevin Zhang duly authorised for and on behalf of the ELEVATECH LIMITED	) ) )

SIGNED by Mr Lin Shuipan duly authorised for and on behalf of XDLONG INTERNATIONAL COMPANY LIMITED	) ) )

3

AS WITNESS the hands of the parties or their duly authorised representatives the day and year first above written.

SIGNED by MR LIN SHUIPAN	)

SIGNED by Dr Kenry Shi duly authorised for and on behalf of RICHWISE INTERNATIONAL INVESTMENT GROUP LIMITED	) ) ) )

SIGNED by DR. KENRY SHI	)

SIGNED by Mr Kevin Zhang duly authorised for and on behalf of the ELEVATECH LIMITED	) ) )

SIGNED by Mr Lin Shuipan duly authorised for and on behalf of XDLONG INTERNATIONAL COMPANY LIMITED	) ) )